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                                  EXHIBIT 23.2

                          CONSENT OF BDO SEIDMAN, LLP


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of our report dated July 15, 1999, relating to the consolidated financial statements of inChorus.com (formerly Softlink, Inc.), which is contained in the Prospectus on Form SB-2. Our report contains an explanatory paragraph regarding Softlink's ability to continue as a going concern.



/s/  BDO SEIDMAN, LLP

     BDO SEIDMAN, LLP


San Jose, California
May 8, 2000


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